UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	115 East Park Drive, Second Floor Brentwood, Tennessee	37027
	(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 20, 2015, AAC Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing a conference call today at 5:30 p.m. ET during which the Company will provide comments on its ongoing legal case in California and preview certain of the Company’s operating results to date during the third quarter of fiscal 2015. A copy of the Press Release is furnished herewith as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: August 20, 2015

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated August 20, 2015